UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
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FORM 8-K
__________________________________
 CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 22, 2019
 __________________________________
INTERNATIONAL SPEEDWAY
CORPORATION
(Exact Name of Registrant as Specified in Its Charter)
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Florida	000-02384	59-0709342
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Daytona Boulevard, Daytona Beach, Florida		32114
(Address of Principal Executive Offices)		(Zip Code)
(386) 254-2700
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Securities registered pursuant Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Class A Common Stock - $.01 par value	ISCA	NASDAQ/National Market System

Securities registered pursuant to Section 12 (g) of the Act:
Common Stock — $.10 par value
Class B Common Stock — $.01 par value
(Title of Class)
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Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ❑
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ❑

Section 1 – Registrant's Business and Operations

Item 1.01	Entry into a Material Definitive Agreement
On May 22, 2019, International Speedway Corporation (“ISC” or the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with NASCAR Holdings, Inc. (“NASCAR”) and Nova Merger Sub, Inc., a wholly owned subsidiary of NASCAR (“Merger Sub”), providing for the merger of Merger Sub with and into the Company (the “Merger”), with the Company surviving the merger as a wholly owned subsidiary of NASCAR. NASCAR, which sanctions many of ISC’s principal racing events, is wholly owned by certain members of the France Family Group, which also holds shares of ISC’s Class A common stock, par value $.01 par value per share (“Class A Common Stock”), and Class B common stock, par value $.01 par value per share (“Class B Common Stock,” and, collectively with the Class A Common Stock, the “Company Common Stock”) representing over 74.7 percent of the combined voting power of ISC’s outstanding stock. The France Family Group consists of James C. France (the Company’s Chairman of the Board), Lesa France Kennedy (the Company’s Vice Chairwoman and Chief Executive Officer) and Brian Z. France (a director of the Company), and members of their respective families and entities controlled by the natural person members of the group. A complete list of all the members of the France Family Group can be found in its 25th amendment to its Schedule 13G which was filed with the Securities and Exchange Commission (the “SEC”) on February 12, 2019.
At the effective time of the Merger (the “Effective Time”), subject to the satisfaction of the conditions set forth in the Merger Agreement, holders of Company Common Stock (other than holders who have elected to dissent from the Merger and seek appraisal rights and holders of the Rollover Shares (as defined below)) will be entitled to receive $45.00 in cash for each share held (the “Merger Consideration”). Prior to the Effective Time, the members of the France Family Group (other than Brian Z. France and his affiliated entities) (such members of the France Family Group, the “Rollover Shareholders”) will cause to be contributed pursuant to a rollover letter agreement between such shareholders and NASCAR (the “Rollover Agreement”), shares of Company Common Stock (the “Rollover Shares”) to NASCAR or a related entity and, as a result, such Rollover Shareholders will not receive the Merger Consideration.
Pursuant to the Merger Agreement, at the Effective Time, restricted shares of Company Common Stock will fully vest and be converted into the right to receive the Merger Consideration (other than restricted shares of Company Common Stock held by the Rollover Shareholders, which will fully vest and, subject to reduction for shares of Company Common Stock withheld in respect of applicable withholding taxes and other deductions, be transferred to NASCAR or a related entity pursuant to the Rollover Agreement and Merger Agreement), and ISC employee stock options with respect to shares of Company Common Stock will vest and convert into the right to receive an amount in cash, equal to the product of (i) the Merger Consideration less the applicable option exercise price, multiplied by (ii) the number of shares of Company Common Stock underlying each option. Stock options held by ISC employees with an exercise price greater than or equal to the Merger Consideration will be canceled for no consideration.

The consummation of the Merger is conditioned upon receipt of the approval of (i) the holders of at least a majority of the aggregate voting power of shares of Class A Common Stock and Class B Common Stock, voting together as a single class, and (ii) the holders of at least a majority of the aggregate voting power of all outstanding shares of Company Common Stock not held by NASCAR and its affiliates, the France Family Group and certain officers and directors of the Company. NASCAR has agreed in the Merger Agreement to cause the Rollover Shareholders to vote all of their shares of Company Common Stock in favor of the Merger. The Company’s Board of Directors (the “Board of Directors”), upon the unanimous recommendation of a special committee of the Board of Directors (the “Special Committee”), has unanimously approved and adopted the Merger Agreement, the Merger and the other transactions contemplated by the Merger Agreement and recommended to the shareholders of the Company that they approve the Merger Agreement. The completion of the Merger is also conditioned upon the expiration or termination of any applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1986, as amended, and other customary conditions.
The Company has made customary representations, warranties and covenants in the Merger Agreement, including, among others, covenants (i) to conduct its business in the ordinary course during the period between the execution of the Merger Agreement and the Effective Time, (ii) not to engage in certain types of transactions during this period unless agreed to in writing by NASCAR and (iii) to convene and hold a meeting of its shareholders for the purpose of obtaining the shareholder vote required to complete the Merger. The parties have also agreed to use reasonable best efforts to obtain all required regulatory approvals. In the event any governmental or regulatory agency raises objections to the Merger or institutes any action to challenge the Merger, NASCAR has agreed to take all actions necessary to avoid such objections or eliminate any impediment to consummation of the Merger; provided, that NASCAR and ISC will not be required to take any action to the extent that the taking of such action would be reasonably likely to have a material impact on the operations, assets, business or financial performance of NASCAR and the Company on a combined basis after giving effect to the Merger. NASCAR has also committed to maintain the fiscal 2019 long-term incentive and annual bonus opportunities for ISC employees subject to such employee’s continuing employment with ISC, which opportunities will be achieved based on the Company’s actual performance in accordance with the Company’s past practices, except that restricted share award opportunities for such qualifying employees may be converted into the opportunity to receive a cash award with an equivalent value based on the Merger Consideration.
The Merger Agreement provides that, during the period from the date of the Merger Agreement until the Effective Time, ISC is subject to certain restrictions on its ability to solicit alternative acquisition proposals from third parties and to provide non-public information to third parties and to engage in negotiations with third parties regarding alternative acquisition proposals, subject to customary exceptions.
The Merger Agreement contains certain termination rights for the Company and NASCAR. Upon termination of the Merger Agreement by NASCAR in certain circumstances, including if, prior to obtaining required shareholder approval, the Board of Directors, upon the Special Committee’s recommendation, withdraws its recommendation in favor of the Merger in response to a Superior Proposal or an Intervening Event (each as defined in the Merger Agreement), or if the Company breaches its non-solicitation covenant or fails to call a shareholder meeting, the Company would be required to pay NASCAR a termination fee of $78,000,000 (the “Termination Fee”). In addition, if the Merger Agreement is terminated by either NASCAR or the Company as a result of the failure of the Merger to be consummated prior to February 22, 2020 (the “outside date”) or the failure to obtain the required shareholder approval and at the time of such termination an Acquisition Proposal or Inquiry (each as defined in the Merger Agreement) has been made and within 18 months following such termination the Company enters into a definitive agreement in respect of an Acquisition Proposal, then the Company will pay NASCAR the Termination Fee. In addition, if the Merger Agreement is terminated due to the Company’s breach or failure of the Company to obtain the required shareholder vote, the Company would be required to reimburse certain expenses of NASCAR up to $15,000,000. Subject to certain limitations, either party may terminate the Merger Agreement if the Merger is not consummated by the outside date.
Concurrently with the execution of the Merger Agreement, NASCAR obtained a commitment for an up to $1.5 billion secured term loan facility and an up to $150 million secured revolving credit facility from Goldman Sachs Bank USA, Bank of America, N.A., BofA Securities, Inc., PNC Bank, National Association and PNC Capital Markets LLC, subject to certain terms and conditions. Closing of the Merger is not subject to a financing condition. However, ISC is only permitted to specifically enforce NASCAR’s obligation to close the Merger and pay the Merger Consideration in the event that NASCAR’s debt financing has been funded or will be funded at the closing; in the event that NASCAR fails to obtain its debt financing by the outside date, ISC would be permitted to terminate the Merger Agreement due to such financing failure, in which event NASCAR would be required to pay ISC a termination fee of $117,000,000, subject to certain terms and conditions.

The foregoing description of the Merger Agreement and the transactions contemplated thereby in this Current Report on Form 8-K is only a summary and does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is filed as Exhibit 2.1 hereto and incorporated by reference herein.
The Merger Agreement has been included to provide investors with information regarding its terms. It is not intended to provide any other factual information about ISC, NASCAR or their respective affiliates. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of the Merger Agreement as of the specific dates therein, were solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in ISC’s public disclosures.

Section 5 – Corporate Governance and Management

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
On May 22, 2019, the Board of Directors amended and restated ISC’s Bylaws (the “Bylaws”) by adding a new Article 8 containing a forum selection provision (the “Amendment”). The Amendment provides that, unless ISC consents in writing to the selection of an alternative forum, the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of ISC, (ii) any action asserting a claim for or based on a breach of a fiduciary duty owed by any current or former director or officer or other employee of ISC to ISC or to ISC’s shareholders, including a claim alleging the aiding and abetting of such a breach of fiduciary duty, (iii) any action asserting a claim against ISC or any current or former director or officer or other employee of ISC arising pursuant to any provision of the Florida Business Corporation Act or ISC’s articles of incorporation or the Bylaws (as either may be amended from time to time) or (iv) any action asserting a claim related to or involving ISC that is governed by the internal affairs doctrine shall be the Circuit Court of Volusia County, Florida, or in the event that the Circuit Court of Volusia County, Florida, lacks jurisdiction, the U.S. District Court for the Middle District of Florida.
This summary is qualified in its entirety by reference to the Bylaws, as amended and restated as of May 22, 2019, and filed as Exhibit 3.1 hereto and incorporated by reference herein.

Section 8 – Other Items

Item 8.01	Other Items
On May 22, 2019, the Company issued a press release announcing entry into the Merger Agreement and distributed an email to its employees from its Chairman of the Board and its Vice Chairwoman and Chief Executive Officer. Copies of the press release and the email are filed as Exhibits 99.1 and 99.2 hereto, respectively, and are incorporated by reference in their entirety into this Item 8.01.
Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits

Exhibit Number		Description of Exhibit
2.1	_	Agreement and Plan of Merger, dated as of May 22, 2019, by and among NASCAR Holdings, Inc., Nova Merger Sub, Inc. and International Speedway Corporation - filed herewith.*
3.1	_	Bylaws of International Speedway Corporation, amended and restated as of May 22, 2019 - filed herewith.
99.1	_	Press Release, issued May 22, 2019 - filed herewith.
99.2	_	Email to Employees, issued May 22, 2019 - filed herewith.

*	Schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The registrant hereby undertakes to furnish supplementally copies of any of the omitted schedules upon request by the SEC.

IMPORTANT ADDITIONAL INFORMATION ABOUT THE TRANSACTION AND WHERE TO FIND IT
This communication is being made in respect of the proposed Merger involving ISC and NASCAR. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. In connection with the proposed transaction, ISC will file a proxy statement and other documents with the SEC. Before making any voting decision, investors and shareholders of ISC are urged to carefully read the definitive proxy statement when it becomes available because it will contain important information regarding ISC, NASCAR and the Merger.
A definitive proxy statement and form of proxy will be sent to ISC shareholders seeking their approval of the transaction. This Current Report on Form 8-K is not a substitute for the proxy statement or any other document which ISC may file with the SEC in connection with the proposed transaction. INVESTORS AND SHAREHOLDERS OF ISC ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The definitive proxy statement (when available) and other documents filed by ISC with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, the documents filed by ISC may be obtained free of charge from ISC at www.internationalspeedwaycorporation.com under investor relations.
PARTICIPATION IN THE SOLICITATION
ISC and certain of its directors, executive officers and other members of management and employees may, under the rules of the SEC, be deemed to be “participants” in the solicitation of proxies in connection with the Merger. Information concerning the interests of the persons who may be “participants” in the solicitation will be set forth in the proxy statement when it is filed with the SEC. You can find more detailed information about ISC’s executive officers and directors in its Information Statement filed with the SEC on March 12, 2019.
FORWARD-LOOKING STATEMENTS
All statements in this communication other than statements of historical fact contained in this report are forward-looking statements. Forward-looking statements usually relate to future events, such as the proposed acquisition of ISC by NASCAR, and anticipated revenues, earnings, cash flows or other aspects of our operations or operating results. Forward-looking statements are often identified by the words “anticipate,” “guidance,” “assumptions,” “projects,” “estimates,” “outlook,” “expects,” “continues,” “intends,” “plans,” “believes,” “forecasts,” “future,” “potential,” “may,” “foresee,” “possible,” “should,” “would,” “could” and variations of such words or similar expressions, including the negative thereof. These forward-looking statements are based on our current expectations, beliefs and assumptions concerning future developments and business conditions and their potential effect on us. While management believes that these forward-looking statements are reasonable as and when made, there can be no assurance that future developments affecting us will be those that we anticipate.
Risks and uncertainties that could cause results to differ materially from those expected by the management of ISC include the expected timing and likelihood of completion of the proposed transaction, including the timing, receipt and terms and conditions of any required governmental and regulatory approvals of the proposed transaction, the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement, the possibility that ISC’s shareholders may not approve the Merger Agreement, the risk that the parties may not be able to satisfy the conditions to the proposed transaction in a timely manner or at all, risks related to disruption of management time from ongoing business operations due to the proposed transaction, the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of ISC common stock, the risk of any unexpected costs or expenses resulting from the proposed transaction, the risk of any litigation relating to the proposed transaction, the risk that the proposed transaction and its announcement could have an adverse effect on the ability of ISC to retain and hire key personnel and maintain relationships with its suppliers and customers and on its operating results and businesses generally, the risk that the proposed transaction could distract management of ISC, the risk that ISC will incur substantial costs in connection with the proposed transaction, as well as other important factors that could cause actual results to differ materially from those projected. All of ISC’s forward-looking statements involve risks and uncertainties (some of which are significant or beyond our control) and assumptions that could cause actual results to differ materially from our historical experience and our present expectations or projections. You should carefully consider the foregoing factors and the other risks and uncertainties that affect the parties’ businesses, including those described in ISC’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and

other documents filed from time to time by ISC with the SEC. ISC cautions you not to place undue reliance on any forward-looking statements, which speak only as of the date hereof. ISC undertakes no obligation to publicly update or revise any of our forward-looking statements after the date they are made, whether as a result of new information, future events or otherwise, except to the extent required by law.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL SPEEDWAY CORPORATION (Registrant)

Date:	May 22, 2019	By:	/s/ Benjamin Odom
Benjamin Odom
Vice President - Deputy General Counsel